Exhibit 10.1

Connecticut Water Company 93 West Main Street Clinton, CT 06413-1600

Office: 860.669.8636 Fax: 860.669.9326 Customer Service: 800.286.5700
October 5, 2007
Mr. Nicholas Rinaldi
51 Fanningberry Drive
Marion, CT 06444
Dear Nick:
I am extremely pleased to offer you the position of Controller reporting directly to David Beroit Vice President of Finance & CFO of Connecticut Water Service, Inc.
The attached compensation offer outlines the key dimensions of the compensation package. Also included is an outline of our standard benefits package.
We are excited about the prospect of you joining our team. Your position will be highly prominent and a central tenant of my strategy for success. There is nothing more important to me than developing a world class workforce and leadership team. While there is much to do, with your leadership, I am confident we will achieve great things.
If the attached documentation is acceptable, please initial each page of the Term Sheet and return to me by fax at 860-669-7328 or similar.
I very much look forward to working with you and making Connecticut Water an even greater company.
Very truly yours

/s/ Jennifer L. Daddio
Jennifer L. Daddio
Manager, Human Resources

DB/jd/file
Enclosures
Accepted and date:

Nicholas Rinaldi	Date

Connecticut Water Company 93 West Main Street Clinton, CT 06413-1600

Office: 860.669.8636 Fax: 860.669.9326 Customer Service: 800.286.5700
Connecticut Water Service, Inc.
Executive Compensation Term Sheet

Title:	Controller

Reports to:	VP Finance & CFO

Base Salary:	$130,000 per year, paid bi-weekly. To be reviewed annually. 2007 Incentive award- $20,000 based on achievement of specific initiatives.

2008
Annual Incentive Award:	15% of salary midpoint at target ($125,654) 8% at threshold
25% maximum
Taken in cash, Performance Stock, or Restricted Stock, determined by Compensation Committee of the Board based on financial perfomance, corporate indicators and strategic initiatives.

2008
Long Term Incentives:	Annual awards of Restricted Stock consistent with 2004 Performance Stock Plan, with value equal to annual incentive plan.
Deferred Compensation Agreement; defer up to 12% of salary with interest earned at Moody’s AAA Corporate Bond Yield average plus an additional 1.5 to 3%.

Pension and Supplemental Executive Retirement Plan; 60% of last 5 year average base salary, including bonus, reduced by Pension payments from previous employers. Five year vesting.

Vacation:	Four (4) weeks

Holidays:	Thirteen (13) paid with two (2) personal days

401(k):	Yes, 50% match to statutory maximum, first 4%

Professional Certifications:	Cost covered
Accepted and date:

Nicholas Rinaldi	Date

Connecticut Water Company 93 West Main Street Clinton, CT 06413-1600

Office: 860.669.8636 Fax: 860.669.9326 Customer Service: 800.286.5700
Executive Compensation Term Sheet — Page 2

Insurance:	See standard Company documentation
Medical — managed care and point-of-service options; employee pays 25% of premium
Dental— yes; with employee contribution
Eye Care — disconnts on routine exams and prescription eye wear
Life — 1 times salary up to $250,000; premium fully paid by company
Short Term Disability — 100% of salary for first 90 days; 60% to 180 days
Long Term Disability — 60% of salary; $10,000/month max
Employee Counseling Assistance
Flexible Medical Spending Account

Change in Control:	1-year salary and annual incentive award.

Cell phone:	Yes

Start Date:	tbd
Accepted and date:

Nicholas Rinaldi	Date

Connecticut Water Company 93 West Main Street Clinton, CT 06413-1600

Office: 860.669.8636 Fax: 860.669.9326 Customer Service: 800.286.5700
Connecticut Water Service, Inc.
The Connecticut Water Company
Other Employee Benefits
•	Medical Insurance — managed and point-of-service options. Employees pays 25% of premium

•	Holidays — Thirteen (13) paid per year

•	Personal — Two (2) per year

•	Dental Insurance — basic and premium coverage; employee pays a portion of premium

•	Savings Plan — 401(k) with Company match of $0.50 to employee’s $1.00 up to 4% of covered compensation

•	Pension Plan — Company paid; 5 year vesting

•	Flexible Spending — pre-tax salary deferral for reimbursement of miscellaneous medical expense and dependent daycare expense

•	Eyewear Discount Program — discounts on frames, lenses, routine eye exam

•	Life Insurance — 1 X of annual salary; paid in full by company

•	Employee Assistance Program — confidential, toll-free number for counseling

•	Tuition Reimbursement — 80% for approved courses up to a max of $4,000 per year; $15,000 lifetime max.

•	Direct Stock Purchase — allows employees to purchase CTWS stock without a broker’s fee